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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statement on Form S-8 pertaining to the LSI Logic Corporation 1999 Nonstatutory Stock Option Plan of our REPORT dated January 23, 2002, which appears in LSI Logic Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Jose, California

July 16, 2002